Exhibit 10.194

This Instrument Prepared By	Maximum Principal Indebtedness
Jeffrey R. King, Esq.	for Tennessee recording tax purposes is
Stites & Harbison, PLLC 401 Commerce Street, Suite 800 Nashville, TN 37219	$23,569,000.00, Tennessee recording tax was paid on instrument recorded as Instrument No. 20121022-0096448, Office of Register of Deeds for Davidson County, Tennessee

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT (the “Agreement”) is entered into by and among Fifth Third Bank, an Ohio banking corporation (the “Lender”), 23Hundred, LLC, a Delaware limited liability company (the “Original Borrower”), SH 23Hundred TIC, LLC, a Tennessee limited liability company (“SH”), and BGF 23Hundred, LLC, a Delaware limited liability company (“BGF”) (collectively, the Original Borrower, SH and BGF shall be referred to collectively as “Borrowers”).

WITNESSETH

WHEREAS:

A.           The Original Borrower and Lender entered into a Construction Loan Agreement (the “Original Loan Agreement”), dated as of October 18, 2012, for a loan in the original principal amount of $23,569,000.00. The Original Borrower and Lender subsequently have amended the Original Loan Agreement pursuant to the First Amendment to Construction Loan Agreement, dated as of November 1, 2012 (the “First Amendment”), the Second Amendment to Construction Loan Agreement, dated as of March 12, 2014 (the “Second Amendment”), and the Third Amendment to Construction Loan Agreement, dated as of July 28, 2014 (the “Third Amendment”) (the Original Loan Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, is herein referred to as the “Loan Agreement”).

B.           In connection with the Loan Agreement, the Original Borrower executed the documents listed on Exhibit A attached hereto (collectively with the Loan Agreement, the “Loan Documents”).

C.           The purpose of the Loan Agreement was to provide financing to the Original Borrower for the construction of an apartment building on property located at 2300 Franklin Pike, Nashville, Tennessee (the “Property”).

D.           The Original Borrower has requested that Lender consent to the transfers of portions of the Original Borrower's fee interest in the Property to SH and BGF, which entities, along with the Original Borrower, would own fee title to the Property as tenants in common following such transfers.

E.           Lender has consented to the proposed transfers on the condition, among others, that SH and BGF enter into this Agreement.

1

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.          Lender hereby consents to the conveyance of portions of the Property by the Original Borrower to SH and BFG, such that following the conveyance, the Property will be owned by the parties as tenants in common as follows:

Borrowers:	Percentage Ownership Interest
Original Borrower	42.2287%
SH	34.8383%
BGF	22.9330%

2.          SH and BGF hereby assume all of the obligations of the Original Borrower under the terms of the Loan Documents with the express intent and understanding that each of the Borrowers shall be jointly and severally liable for all of the obligations of the Original Borrower to Lender under the Loan Documents.

3.          The Original Borrower joins in this Agreement for the purpose of agreeing that it remains fully obligated to the Lender under the Loan Documents.

4.          This Agreement cannot be changed orally, but only by an amendment in writing signed by all parties hereto.

5.          This Agreement shall be governed by, and construed and interpreted in accordance with the laws of the State of Tennessee.

6.          If any provision of this Agreement shall for any reason be determined to be invalid or unenforceable, the balance of such provision and the remaining provisions of this Agreement shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable provision had not been a part hereof.

7.          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. The execution of a counterpart of the signature page of this Agreement shall be deemed to be the execution of a counterpart of this Agreement.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOLLOWS

2

SIGNATURE PAGE TO ASSUMPTION AGREEMENT

IN WITNESS WHEREOF, the Borrowers have executed this Agreement as of the 9th day of December, 2014.

BORROWERS:

23HUNDRED, LLC, a Delaware limited liability company

By:	BR Stonehenge 23Hundred N, LLC, a Delaware limited liability company, its Sole Member

By:	BR Berry Hill Managing Member, LLC, a Delaware limited liability company, its Member and Manager

By:	BEMT Berry Hill, LLC, a Delaware limited liability company, its Member and Manager

By:	Bluerock Residential Holdings, LP, a Delaware limited partnership, as its Member

By:	Bluerock Residential Growth REIT, Inc., a Maryland corporation, its General Partner

By:	/s/ Michael L. Konig
Michael L. Konig,
Senior Vice President and Chief Operating Officer

STATE OF NEW YORK	)
COUNTY OF NEW YORK	)

Before me, Dale Pozzi                         , of the state and county aforesaid, personally appeared Michael L. Konig, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the Senior Vice President and Chief Operating Officer of Bluerock Residential Growth REIT, Inc., in its capacity as general partner of Bluerock Residential Holdings, LP, in its capacity as sole member of BEMT Berry Hill, LLC, in its capacity as manager of BR Berry Hill Managing Member, LLC, in its capacity as manager of BR Stonehenge 23Hundred JV, LLC, in its capacity as sole member of 23HUNDRED, LLC, a Delaware limited liability company, the within named bargainor, and that he as such Senior Vice President and Chief Operating Officer, being authorized so to do, executed the foregoing instrument for the purpose therein contained by signing the name of said Bluerock Residential Growth REIT, Inc., in its capacity as the general partner of the member of the manager of the manager of the sole member of 23HUNDRED, LLC.

WITNESS my hand and seal at office this 3rd day of December, 2014.

/s/ Dale Pozzi
Notary Public

My Commission Expires:

DALE POZZI
NOTARY PUBLIC-STATE OF NEW YORK
No. 0lP06275397
Qualified In New York County
My Commission Expires January 28, 2017

3

SH 23HUNDRED TIC, LLC, a Tennessee limited liability company

By:	Stonehenge 23Hundred N Member, LLC, a Tennessee
limited liability company, its sole member

By:	Stonehenge 23Hundred Manager, LLC, a Tennessee
limited liability company, its Manager

By:	Stonehenge Real Estate Group, LLC, a
Georgia limited liability company, its
Manager

By:	/s/ Todd Jackovich
Todd Jackovich, its Manager

STATE OF TENNESSEE	)
COUNTY OF DAVIDSON	)

Before me, Jeanette L. Ramer                       , a Notary Public of said County and State, personally appeared Todd Jackovich, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the Manager (or other officer authorized to execute the instrument) of Stonehenge Real Estate Group, LLC, the Manager of Stonehenge 23Hundred Manager, LLC, the Manager of Stonehenge23Hundred JV Member, LLC, the Sole Member of SH 23HUNDRED TIC, LLC, the within named bargainor, a limited liability company, and that he as such Manager executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself as its Manager.

Witness my hand and seal, at Office in Nashville, Tennessee, this 8th day of December, 2014.

/s/ Jeanette L. Ramer
Notary Public

My Commission Expires:	7/6/15

4

SIGNATURE PAGE TO ASSUMPTION AGREEMENT

BGF 23HUNDRED, LLC, a Delaware limited liability company

By:	Bluerock Growth Fund, LLC, a Delaware limited
liability company, its Sole Member

By:	BR Fund Manager, a , a Delaware limited
liability company, its Manager

By:	/s/ Jordan Ruddy
Jordan Ruddy, Authorized Signatory

/

STATE OF NEW YORK	)
COUNTY OF NEW YORK	)

Before me, Dale Pozzi                             , of the state and county aforesaid, personally appeared Jordan Ruddy, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the Authorized Signatory of BR Fund Manager, LLC, in its capacity as the manager of Bluerock Growth Fund, LLC, in its capacity as the sole member of BGF 23HUNDRED, LLC, a Delaware limited liability company, the within named bargainor, and that he as such Authorized Signatory, being authorized so to do, executed the foregoing instrument for the purpose therein contained by signing the name of said BR Fund Manager, LLC, in its capacity as the manager of the sole member of BGF 23HUNDRED, LLC.

WITNESS my hand and seal at office this 3rd day of December, 2014.

/s/ Dale Pozzi
Notary Public

My Commission Expires:

DALE POZZI
NOTARY PUBLIC-STATE OF NEW YORK
No. 0lP06275397
Qualified In New York County
My Commission Expires January 28, 2017

5

LENDER:

FIFTH THIRD BANK, an Ohio banking
Corporation
By:	/s/ Grady Thurman
Grady Thurman, Vice President

STATE OF TENNESSEE	)
)
COUNTY OF DAVIDSON	)

Before me, Vanessa Harrington             , Notary Public of said County and State, personally appeared Grady Thurman, with who I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be Vice President (or other officer authorized to execute the instrument) of FIFTH THIRD BANK, the within named bargainor, an Ohio banking corporation, and that he as such Vice President executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Vice President.

Witness my hand and seal, at Office in Nashville, Tennessee, this 9th day of December, 2014.

/s/ Vanessa Harrington
Notary Public

My Commission Expires:	May 3, 2016

6

EXHIBIT A

LOAN DOCUMENTS

1.	Construction Loan Agreement dated October 18, 2012, executed by Original Borrower and Lender.

2.	Promissory Note, dated October 18, 2012, executed by the Original Borrower.

3.	First Amendment to Construction Loan Agreement, dated November 1, 2012, executed by the Original Borrower and Lender.

4.	Second Amendment to Construction Loan Agreement, dated March 12, 2014, executed by the Original Borrower and Lender.

5.	Third Amendment to Construction Loan Agreement, dated July 28, 2014, executed by the Original Borrower and Lender.

6.	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated October 18, 2012, executed by the Original Borrower, and recorded as Instrument No. 20121022-0096448 in the Office of the Register of Deeds for Davidson County, Tennessee.

7.	Assignment of Leases and Rents, dated as of October 18, 2012, executed by the Original Borrower, and recorded as Instrument No. 20121022-0096449 in the Office of the Register of Deeds for Davidson County, Tennessee.

8.	Security Agreement, dated as of October 18, 2012, executed by the Original Borrower and Lender.

9.	Environmental Indemnity Agreement, dated as of October 18, 2012, executed by the Original Borrower and Todd Jackovich.

10.	Access Laws Indemnity Agreement, dated as of October 18, 2012, executed by the Original Borrower and Todd Jackovich.

11.	Assignment of Plans, Specifications, Contracts, Agreements, Reports, Licenses and Permits, dated as of October 18, 2012, executed by the Original Borrower.

12.	Retainage Escrow Agreement, dated as of October 18, 2012, executed by Lender, Original Borrower and Cambridge Builders & Contractors, LLC.

13.	Assignment of Retainage Account, dated as of November 2, 2012, executed by the Original Borrower and Lender, and acknowledged and agreed to by Cambridge Builders & Contractors, LLC.

A-1